UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

_________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inland Real Estate Income Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INLAND REAL ESTATE INCOME TRUST, INC. 2025 Annual Meeting Vote by November 18, 2025 11:59 PM ET INLAND REAL ESTATE INCOME TRUST, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 You invested in INLAND REAL ESTATE INCOME TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 19, 2025. Get Informed Before You Vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 5, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 19, 2025 2:00 p.m. central time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the internet or by mail per the instructions elsewhere in this notice. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. To elect two Class I director nominees listed in the Proxy Statement: Class I Nominees: 01) GWEN HENRY 02) BERNARD J. MICHAEL For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For 3. To adopt a non-binding advisory resolution approving the executive compensation for certain of our named executive officers For 4. To adopt a non-binding resolution approving the frequency of the “Say on Pay” vote. 1 Year

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

Inland Inland Real Estate Income Trust, Inc. YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR SHARES TODAY
SAMPLE-EPN Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

Inland Inland Real Estate Income Trust, Inc. Go Vote Important materials requiring your action enclosed. Please respond early. Inland Inland Real Estate Income Trust, Inc. It’s Time to Vote! The annual stockholder meeting will be held on November 19, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. Four Ways to Vote Online WWW.PROXYVOTE.COM Please have your proxy card in hand or control number when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. Phone WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR Code WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. Mail VOTE PROCESSING Mark, sign and date your proxy card and return it in the postage paid envelope provided. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

Inland Inland Real Estate Income Trust, Inc. Be the vote that counts. INLAND REAL ESTATE INCOME TRUST, INC. 2025 Annual Meeting November 19, 2025 VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Important Information For holders as of September 23, 2025 Vote Common Shares by: November 18, 2025 Control Number: 0123456789012345 This email represents the following share(s): View documents: Proxy Statement Annual Report Proxy Vote 22025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings Terms and Conditions Privacy Statement